UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  March 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On March 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2005 is filed as
               Exhibit 99.1 hereto.

Home Equity  Mortgage Trust  Series  2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

                            By:   /s/  Annette Marsula
                                  ---------------------------------------
                                  Annette Marsula
                                  Vice President
Date: April 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on March 25, 2005


                    Home Equity Mortgage Trust Series 2005-1
         Home Equity Mortgage Pass-Through Certificates, Series 2005-1

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         433,100,000.00     433,100,000.00    9,181,228.83     983,858.83    10,165,087.66    0.00     0.00      423,918,771.17
AR                 100.00             100.00          100.00           0.81           100.81    0.00     0.00                0.00
ARL                100.00             100.00          100.00           0.81           100.81    0.00     0.00                0.00
M1          32,330,000.00      32,330,000.00            0.00      79,953.89        79,953.89    0.00     0.00       32,330,000.00
M2          29,900,000.00      29,900,000.00            0.00      74,426.08        74,426.08    0.00     0.00       29,900,000.00
M3          19,200,000.00      19,200,000.00            0.00      48,256.00        48,256.00    0.00     0.00       19,200,000.00
M4          20,130,000.00      20,130,000.00            0.00      88,320.38        88,320.38    0.00     0.00       20,130,000.00
M5          13,420,000.00      13,420,000.00            0.00      59,059.18        59,059.18    0.00     0.00       13,420,000.00
M6          12,510,000.00      12,510,000.00            0.00      55,909.28        55,909.28    0.00     0.00       12,510,000.00
M7          11,590,000.00      11,590,000.00            0.00      55,052.50        55,052.50    0.00     0.00       11,590,000.00
M8          10,980,000.00      10,980,000.00            0.00      52,987.65        52,987.65    0.00     0.00       10,980,000.00
M9           9,450,000.00       9,450,000.00            0.00      49,462.88        49,462.88    0.00     0.00        9,450,000.00
B1           8,850,000.00       8,850,000.00            0.00      51,625.00        51,625.00    0.00     0.00        8,850,000.00
B2           8,540,000.00       8,540,000.00            0.00      49,816.67        49,816.67    0.00     0.00        8,540,000.00
P                  100.00             100.00            0.00      93,820.31        93,820.31    0.00     0.00              100.00
TOTALS     610,000,300.00     610,000,300.00    9,181,428.83   1,742,550.27    10,923,979.10    0.00     0.00      600,818,871.17

X1         610,000,000.00     610,000,000.00            0.00   2,874,488.32     2,874,488.32    0.00     0.00      600,818,771.17
X2                   0.00               0.00            0.00           0.00             0.00    0.00     0.00                0.00
XS         531,330,910.76     531,330,910.76            0.00           0.00             0.00    0.00     0.00      522,149,481.93
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458CP1     1,000.00000000      21.19886592     2.27166666     23.47053258     978.80113408        A1        2.820000 %
AR      225458CQ9     1,000.00000000   1,000.00000000     8.10000000  1,008.10000000       0.00000000        AR        9.720768 %
ARL     225458CR7     1,000.00000000   1,000.00000000     8.10000000  1,008.10000000       0.00000000        ARL       9.720768 %
M1      225458CS5     1,000.00000000       0.00000000     2.47305568      2.47305568   1,000.00000000        M1        3.070000 %
M2      225458CT3     1,000.00000000       0.00000000     2.48916656      2.48916656   1,000.00000000        M2        3.090000 %
M3      225458CU0     1,000.00000000       0.00000000     2.51333333      2.51333333   1,000.00000000        M3        3.120000 %
M4      225458CV8     1,000.00000000       0.00000000     4.38750025      4.38750025   1,000.00000000        M4        5.265000 %
M5      225458CW6     1,000.00000000       0.00000000     4.40083308      4.40083308   1,000.00000000        M5        5.281000 %
M6      225458CX4     1,000.00000000       0.00000000     4.46916707      4.46916707   1,000.00000000        M6        5.363000 %
M7      225458CY2     1,000.00000000       0.00000000     4.75000000      4.75000000   1,000.00000000        M7        5.700000 %
M8      225458CZ9     1,000.00000000       0.00000000     4.82583333      4.82583333   1,000.00000000        M8        5.791000 %
M9      225458DA3     1,000.00000000       0.00000000     5.23416720      5.23416720   1,000.00000000        M9        6.281000 %
B1      225458DB1     1,000.00000000       0.00000000     5.83333333      5.83333333   1,000.00000000        B1        7.000000 %
B2      225458DC9     1,000.00000000       0.00000000     5.83333372      5.83333372   1,000.00000000        B2        7.000000 %
P       225458DD7     1,000.00000000       0.00000000         ######          ######   1,000.00000000        P         9.720768 %
TOTALS                1,000.00000000      15.05151527     2.85663838     17.90815365     984.94848473

X1      225458DE5     1,000.00000000       0.00000000     4.71227593      4.71227593     984.94880520        X1        0.000000 %
XS      225458DG0     1,000.00000000       0.00000000     0.00000000      0.00000000     982.71994224        XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com


Sec. 4.06(a)(i)               Principal Remittance Amount                                                     9,181,428.83

                              Scheduled Principal Payments                                                      355,881.93

                              Principal Prepayments                                                           8,364,279.34

                              Curtailments                                                                      446,131.20

                              Cutailment Interest Adjustments                                                     1,921.54

                              Repurchase Principal                                                               13,214.82

                              Substitution Amounts                                                                    0.00

                              Net Liquidation Proceeds                                                                0.00

                              Other Principal Adjustments                                                             0.00

                              Gross Interest                                                                  4,544,805.99

                              Recoveries from Prior Loss Determinations                                               0.00

                              Reimbursements of Non-Recoverable Advances Previously Made                              0.00

                              Recovery of Reimbursements Previously Deemed Non-Recoverable                            0.00

Prepayment Penalties          Number of Loans with Respect to which Prepayment Penalties were Collected                49

                              Balance of Loans with Respect to which Prepayment Penalties were Collected     2,386,018.39

                              Amount of Prepayment Penalties Collected                                               0.00

Sec. 4.06(a)(iv)              Beginning Number of Loans Outstanding                                                11,287

                              Beginning Aggregate Loan Balance                                             531,330,910.76

                              Ending Number of Loans Outstanding                                                   11,112

                              Ending Aggregate Loan Balance                                                522,149,481.93

Sec. 4.06(a)(v)               Servicing Fees (Including Credit Risk Manager Fee)                               229,573.62

                              Trustee Fees                                                                       2,656.65

Sec. 4.06(a)(vii)             Current Advances                                                                        N/A

                              Aggregate Advances                                                                      N/A


Section 4.06(a)(viii)         Delinquent Mortgage Loans
                                                     Group 1
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                       100             4,905,656.57                  0.94 %
                                        2 Month                        21               959,114.62                  0.18 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                        121             5,864,771.19                  1.12 %
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                       100             4,905,656.57                  0.94 %
                                        2 Month                        21               959,114.62                  0.18 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                        121             5,864,771.19                  1.12 %
                              * Delinquent Bankruptcies are included in the table above.

                              Bankruptcies
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              10              352,293.84                  0.07 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                              10              352,293.84                  0.07 %
                                                    * Only Current Bankruptcies are reflected in the table above.

                              Foreclosures
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Section 4.06(a)(xi)           REO Properties
                                                     Group 1
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance                Percentage
                                                               0                    0.00                  0.00 %

Section 4.06(a)(xii)          Current Realized Losses                                                                           0.00

                              Cumulative Realized Losses - Reduced by Recoveries                                                0.00

Prefunding                    Beginning Balance                                                                        78,669,389.24
Account                       Subsequent Transfer Amount                                                                        0.00
                              Ending Balance Prefunding Account                                                        78,669,389.24

Capitalized                   Beginning Balance                                                                           743,892.73
Interest Account              Capitalized Interest Requirement                                                            210,643.36
                              Ending Balance                                                                              533,249.37

Trigger Event                 Trigger Event Occurrence (Effective March 2008)                                                     NO
                              (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                              Rolling 3 Month Delinquency Rate                                                             0.00000 %
                              Sr. Enhancement Percentage x 14%                                                            66.50000 %
                                                    OR
                              (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                              Cumulative Loss % of Original Aggregate Collateral Balance                                      0.00 %
                              Cumulative Loss Limit                                                                           0.00 %

O/C Reporting                 Targeted Overcollateralization Amount                                                    25,925,012.75
                              Ending Overcollateralization Amount                                                               0.00
                              Ending Overcollateralization Deficiency                                                  25,925,012.75
                              Overcollateralization Release Amount                                                              0.00
                              Monthly Excess Interest                                                                   2,874,488.32
                              Payment to Class X-1                                                                      2,874,488.32


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
